                        ANNUAL REPORT / OCTOBER 31 1999

                             AIM EQUITY FUNDS, INC.

                             INSTITUTIONAL CLASSES

                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                              AIM WEINGARTEN FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                               TABLE OF CONTENTS

                      AIM Charter Fund                    2

                      AIM Constellation Fund             16

                      AIM Weingarten Fund                32


 AN INVESTMENT IN THESE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED
    NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
     GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
  [PHOTO OF         faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
the Board of        opened on October 31, 1998, saw a market dominated by
  THE FUND          large-capitalization stocks and high-quality bonds,
APPEARS HERE]       especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run -- and the long run is several years -- the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact our Client Services department at 800-659-1005.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.
                     -------------------------------------

AIM CHARTER FUND

AIM Charter Fund is for shareholders who seek growth of capital with a secondary objective of current income. The fund invests primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o   One-year performance includes reinvested distributions of $0.6065 per share.
o Average annual total returns for Institutional Class shares for periods ended 9/30/99 (the most recent quarter end), are as follows: one year, 37.78%; five years, 22.58%; inception (7/30/91), 16.39%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o   Lipper, Inc. is an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
o   Performance results for the indexes are for the period 7/31/91-10/31/99

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of
                                   the fund.

Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.


RESULTS OF A $10,000 INVESTMENT
AIM CHARTER FUND VS. BENCHMARK INDEXES

7/30/91-10/31/99

in thousands

================================================================================
                AIM Charter Fund,       Lipper Growth and
               Institutional Class      Income Fund Index          S&P 500
--------------------------------------------------------------------------------
 7/91              $10,000                  $10,000                $10,000
10/91               10,512                   10,316                 10,200
10/92               10,988                   11,234                 11,215
10/93               12,898                   13,424                 12,887
10/94               12,637                   13,849                 13,384
10/95               16,105                   16,657                 16,918
10/96               18,891                   20,220                 20,992
10/97               24,379                   25,889                 27,730
10/98               27,230                   28,336                 33,834
10/99               36,637                   32,878                 42,517

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99

AIM CHARTER FUND INSTITUTIONAL CLASS

================================================================================
Inception (7/30/91)                     17.03%

    5 years                             23.74

    1 year                              34.61
================================================================================

                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

AIM CHARTER FUND SHOWS
STELLAR PERFORMANCE

THE STOCK MARKET HAS BEEN VERY VOLATILE OVER THE REPORTING PERIOD. HOW DID AIM CHARTER FUND PERFORM?
AIM Charter Fund produced outstanding results despite market volatility. As of October 31, 1999, the fund's Institutional Class shares produced a total annual return of 34.61%, handily outpacing the S&P 500, which returned 25.66% over the time period. The fund's net assets rose from $43.8 million to approximately $66.8 million over the fiscal year.

WHAT WERE MARKET CONDITIONS LIKE OVER THE REPORTING PERIOD?
Investor concern over interest rates and the Year 2000 computer problem roiled the markets. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. At its October meeting, the Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future. In addition, investor concerns over the effects of Y2K at year-end created some market turbulence.
    Meanwhile the market reversed its long-term trend toward large stocks, as investors turned to small and mid-sized stocks. These smaller stocks had been undervalued for some time, and they became attractive as many large stocks suffered earnings disappointments.

HOW DID YOU MANAGE THE FUND DURING THESE CONDITIONS?
With earnings growth slowing for many large companies, fewer stocks met our investment criteria. Over the fiscal year, we cut the number of holdings in the fund's portfolio from 145 to 75. The sale of these securities created a 9.84% capital gain for the fund. At the same time, paring down the portfolio allowed us to concentrate on stocks that exhibited the strongest earnings performance.

WHAT WERE THE TOP SECTORS FOR THE FUND?
The fund continued to focus on leading technology, financial and health-care stocks. Over the fiscal year, the fund's technology concentration increased from 21% to 30%, while its investments in financial and health-care stocks held steady or decreased slightly.

WHY IS TECHNOLOGY SO IMPORTANT TO THE FUND?
Technology was one of the strongest performing market sectors over the fiscal year. For example, in the third quarter the S&P 500 declined by 6.24%, but its technology segment posted a positive return of 4.43%. Our heavy weighting in technology is one of the main reasons the fund beat the S&P 500 over the fiscal year.
    The fund held stocks of companies involved in Internet infrastructure, such as software, wireless communications and cable TV firms. A new stock among our top 10 holdings is Novell, which makes software that connects PCs to corporate networks. The company has seen tremendous growth this year based on the success of its Internet-related products.

THE FUND'S LARGEST HOLDING IS MICROSOFT. HOW WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
After the close of the reporting period, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it's unlikely that a final decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of this time, Microsoft remains a large holding in the fund. We believe that the growth prospects company's remain

                      -------------------------------------

                       PARING DOWN THE PORTFOLIO ALLOWED

                          US TO CONCENTRATE ON STOCKS

                          THAT EXHIBITED THE STRONGEST

                             EARNINGS PERFORMANCE.

                      -------------------------------------

GROWTH OF NET ASSETS

In millions
================================================================================
10/31/98            $43.8

10/31/99            $66.8
================================================================================

AIM CHARTER FUND INSTITUTIONAL CLASS VS. BENCHMARK INDEX

One-year returns, as of 10/31/99

================================================================================
Fund                34.61%

S&P 500             25.66%
================================================================================



                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

======================================================================================================================
TOP 10 HOLDINGS                                             TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------
  1. Microsoft Corp.                            4.78%         1. Computers (Software & Services)                 11.21%
  2. Tyco International Ltd.                    4.69          2. Financial (Diversified)                          7.81
  3. American Express Co.                       3.14          3. Health Care (Diversified)                        7.55
  4. International Business Machines Corp.      3.01          4. Computers (Hardware)                             6.57
  5. Novell, Inc.                               3.00          5. Broadcasting (Television, Radio & Cable)         5.43
  6. Chase Manhattan Corp. (The)                2.97          6. Retail (General Merchandise)                     5.38
  7. American International Group, Inc.         2.80          7. Manufacturing (Diversified)                      5.19
  8. General Electric Co.                       2.76          8. Communications Equipment                         4.90
  9. Dayton Hudson Corp.                        2.63          9. Health Care (Drugs-Major Pharmaceuticals)        4.05
 10. Cisco Systems, Inc.                        2.51         10. Investment Banking/Brokerage                     3.74

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
======================================================================================================================

strong, especially with the upcoming introduction of two new software products:
Office 2000 and Windows 2000. Over the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

WHAT WERE CONDITIONS LIKE FOR FINANCIAL STOCKS?
Interest rate concerns have plagued financial stocks, causing them to experience substantial volatility. But the long-term prospects for banks and insurance companies seem favorable based on the continued strength of their earnings.
    Another issue gives us reason to believe that financial stocks may soon recover. Congress has reformed the Glass-Steagall Act-essentially created to separate commercial and investment banking. Many analysts believe such reform would set off a blizzard of merger and acquisition activity among banks, insurance companies, investment managers and brokers.

WHAT HAPPENED IN THE HEALTH-CARE INDUSTRY OVER THE PAST YEAR?
Health-care stocks have been disappointing for several reasons: 1. Investors are moving out of growth stocks, such as health care, and into cyclical stocks that are more sensitive to the economy. 2. Many health-care stocks were considered to be too expensive and have fallen out of favor with some investors. 3. Concerns about political reform in Washington hang over the health-care industry. Recent changes in Medicare reimbursement programs affect the bottom lines of hospitals, nursing homes and other service providers. Over the long term, we believe the industry will make a comeback, if only for the simple reason that baby boomers will be spending more money on health care as they age. The fund's diversified health-care holdings increased over the year from 4.86% to 7.55% as we found buying opportunities in this area.

BESIDES TECHNOLOGY, WHAT OTHER AREAS PERFORMED WELL FOR THE FUND?
The fund increased its holdings in consumer cyclicals, including retail stocks. For much of the period, consumer-cyclical companies benefited from a booming economy, nearly full employment and robust sales. Dayton-Hudson, which owns Marshall Fields, Target and Mervyn's stores, became a top 10 holding for the fund near the end of the reporting period. The company reported strong earnings in its most recent quarter based on sales growth in its 1,212 stores.

WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
We believe market volatility is here to stay, at least for the near term. In this kind of market, it pays to maintain a disciplined investment strategy. The fund will continue to look for buying opportunities during market troughs and selling opportunities at peaks. The long-term outlook for the market remains positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy remains strong, inflation is low and the country is enjoying a budget surplus. We believe the environment remains favorable for equities despite short-term volatility.


                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-92.27%
BANKS (MONEY CENTER)-2.97%
Chase Manhattan Corp. (The)          2,500,000   $  218,437,500
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.67%
AT&T Corp.-Liberty Media
  Group-Class A(a)                   1,000,000       39,687,500
---------------------------------------------------------------
Comcast Corp.-Class A                3,000,000      126,375,000
---------------------------------------------------------------
MediaOne Group, Inc.(a)              2,500,000      177,656,250
---------------------------------------------------------------
                                                    343,718,750
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-4.90%
Corning, Inc.                          500,000       39,312,500
---------------------------------------------------------------
Lucent Technologies Inc.             1,755,000      112,758,750
---------------------------------------------------------------
Motorola, Inc.                         850,000       82,821,875
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                800,000       92,450,000
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      150,000       33,412,500
---------------------------------------------------------------
                                                    360,755,625
---------------------------------------------------------------
COMPUTERS (HARDWARE)-6.27%
Dell Computer Corp.(a)               1,500,000       60,187,500
---------------------------------------------------------------
International Business Machines
  Corp.(b)                           2,250,000      221,343,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      179,881,250
---------------------------------------------------------------
                                                    461,412,500
---------------------------------------------------------------
COMPUTERS (NETWORKING)-2.51%
Cisco Systems, Inc.(a)               2,500,000      185,000,000
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-2.33%
EMC Corp.(a)                         1,250,000       91,250,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,024,500       79,975,031
---------------------------------------------------------------
                                                    171,225,031
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-10.27%
America Online, Inc.(a)                600,000       77,812,500
---------------------------------------------------------------
Microsoft Corp.(a)                   3,800,000      351,737,500
---------------------------------------------------------------
Novell, Inc.(a)                     11,000,000      220,687,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              650,000       70,118,750
---------------------------------------------------------------
Yahoo! Inc.(a)                         200,000       35,812,500
---------------------------------------------------------------
                                                    756,168,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CONSUMER FINANCE-0.74%
Providian Financial Corp.              500,000   $   54,500,000
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-2.76%
General Electric Co.                 1,500,000      203,343,750
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-1.55%
Linear Technology Corp.                600,000       41,962,500
---------------------------------------------------------------
Texas Instruments, Inc.                800,000       71,800,000
---------------------------------------------------------------
                                                    113,762,500
---------------------------------------------------------------
EQUIPMENT (SEMICONDUCTOR)-0.82%
Applied Materials, Inc.(a)             500,000       44,906,250
---------------------------------------------------------------
Teradyne, Inc.(a)                      400,000       15,400,000
---------------------------------------------------------------
                                                     60,306,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-7.81%
American Express Co.                 1,500,000      231,000,000
---------------------------------------------------------------
Citigroup, Inc.                      2,300,000      124,487,500
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,750,000
---------------------------------------------------------------
Freddie Mac                          2,750,000      148,671,875
---------------------------------------------------------------
                                                    574,909,375
---------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-7.55%
American Home Products Corp.         1,400,000       73,150,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             2,000,000      153,625,000
---------------------------------------------------------------
Johnson & Johnson                    1,500,001      157,125,084
---------------------------------------------------------------
Warner-Lambert Co.                   2,150,000      171,596,875
---------------------------------------------------------------
                                                    555,496,959
---------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.05%
Pfizer, Inc.                         3,750,000      148,125,000
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.               950,000       51,240,625
---------------------------------------------------------------
Schering-Plough Corp.                2,000,000       99,000,000
---------------------------------------------------------------
                                                    298,365,625
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.64%
Guidant Corp.                        1,750,000       86,406,250
---------------------------------------------------------------
Medtronic, Inc.                      1,000,000       34,625,000
---------------------------------------------------------------
                                                    121,031,250
---------------------------------------------------------------

                                AIM CHARTER FUND                               5

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (MULTI-LINE)-2.80%
American International Group,
  Inc.                               2,000,000   $  205,875,000
---------------------------------------------------------------
INVESTMENT
  BANKING/BROKERAGE-3.74%
Goldman Sachs Group, Inc. (The)        150,000       10,650,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              500,000       39,250,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                     1,250,000      137,890,625
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         2,250,000       87,609,375
---------------------------------------------------------------
                                                    275,400,000
---------------------------------------------------------------
LODGING-HOTELS-0.76%
Carnival Corp.                       1,250,000       55,625,000
---------------------------------------------------------------
MANUFACTURING
  (DIVERSIFIED)-5.19%
Tyco International Ltd.(b)           8,650,000      345,459,375
---------------------------------------------------------------
United Technologies Corp.              600,000       36,300,000
---------------------------------------------------------------
                                                    381,759,375
---------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-1.50%
Baker Hughes, Inc.                   1,250,000       34,921,875
---------------------------------------------------------------
Halliburton Co.                        800,000       30,150,000
---------------------------------------------------------------
Schlumberger Ltd.                      750,000       45,421,875
---------------------------------------------------------------
                                                    110,493,750
---------------------------------------------------------------
OIL (DOMESTIC INTEGRATED)-0.33%
Conoco, Inc.-Class B                   900,000       24,412,500
---------------------------------------------------------------
OIL (INTERNATIONAL
  INTEGRATED)-1.18%
Mobil Corp.                            900,000       86,850,000
---------------------------------------------------------------
RAILROADS-0.48%
Kansas City Southern Industries,
  Inc.                                 750,000       35,578,125
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-1.89%
Home Depot, Inc. (The)                 749,993       56,624,472
---------------------------------------------------------------
Lowe's Companies, Inc.               1,500,000       82,500,000
---------------------------------------------------------------
                                                    139,124,472
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.13%
Best Buy Co., Inc.(a)                1,400,000       77,787,500
---------------------------------------------------------------
Tandy Corp.                          1,250,000       78,671,875
---------------------------------------------------------------
                                                    156,459,375
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.54%
Kroger Co. (The)(a)                  1,916,900       39,895,481
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL
  MERCHANDISE)-5.38%
Costco Wholesale Corp.(a)              400,000   $   32,125,000
---------------------------------------------------------------
Dayton Hudson Corp.                  3,000,000      193,875,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                3,000,000      170,062,500
---------------------------------------------------------------
                                                    396,062,500
---------------------------------------------------------------
RETAIL (SPECIALTY)-0.48%
Amazon.com, Inc.(a)                    500,000       35,312,500
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-1.33%
Concord EFS, Inc.(a)                 1,500,000       40,593,750
---------------------------------------------------------------
First Data Corp.                     1,250,000       57,109,375
---------------------------------------------------------------
                                                     97,703,125
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-2.33%
MCI WorldCom, Inc.(a)                2,000,000      171,625,000
---------------------------------------------------------------
TELEPHONE-1.37%
GTE Corp.                              500,000       37,500,000
---------------------------------------------------------------
SBC Communications, Inc.             1,250,000       63,671,875
---------------------------------------------------------------
                                                    101,171,875
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,615,196,054)                             6,791,781,943
---------------------------------------------------------------
CONVERTIBLE PREFERRED
  STOCKS-2.32%
BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.76%
Mediaone Group, Inc.-$2.25
  Series D Conv. Pfd.                  400,000       56,200,000
---------------------------------------------------------------
ELECTRIC COMPANIES-1.56%
Houston Industries, Inc.-$3.29
  Conv. Pfd.                         1,000,000      114,750,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $123,420,376)                    170,950,000
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
CONVERTIBLE BONDS & NOTES-2.09%
COMPUTERS (HARDWARE)-0.30%
Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  04/17/98-11/30/98; Cost
  $27,943,750)(c)                 $ 28,300,000       22,074,000
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-0.94%
VERITAS Software Corp., Conv.
  Notes, 5.25%, 11/01/04            13,500,000       69,001,875
---------------------------------------------------------------

 6                              AIM CHARTER FUND

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
RETAIL (SPECIALTY)-0.51%
Amazon.com, Inc., Conv. Sub.
  Deb., 4.75%, 02/01/09           $ 35,000,000   $   37,275,000
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.34%
Global Telesystems Group, Inc.,
  Conv. Sr. Unsec. Sub. Notes,
  8.75%, 06/30/00 (Acquired
  02/05/98; Cost $13,002,080)(c)    10,000,000       25,025,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes
      (Cost $95,916,763)                            153,375,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-4.93%
STIC Liquid Assets Portfolio(d)    181,461,397   $  181,461,397
---------------------------------------------------------------
STIC Prime Portfolio(d)            181,461,397      181,461,397
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $362,922,794)                           362,922,794
---------------------------------------------------------------
TOTAL INVESTMENTS-101.61%                         7,479,030,612
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.61%)                                   (118,345,314)
---------------------------------------------------------------
NET ASSETS-100.00%                               $7,360,685,298
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Conv.  - Convertible
Deb.  - Debentures
Pfd.   - Preferred
Sec.  - Secured
Sr.    - Senior
Sub.  - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options written. See Note 7.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/99 was $47,099,000 which represented 0.64% of the Fund's net assets.
(d)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
                                AIM CHARTER FUND                               7

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments, at market value (cost
  $5,197,455,987)                             $7,479,030,612
------------------------------------------------------------
Receivables for:
  Investments sold                                11,818,345
------------------------------------------------------------
  Capital stock sold                              10,408,480
------------------------------------------------------------
  Dividends and interest                           7,301,796
------------------------------------------------------------
Investment for deferred compensation plan             83,490
------------------------------------------------------------
Other assets                                         140,597
------------------------------------------------------------
      Total assets                             7,508,783,320
------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                          105,957,126
------------------------------------------------------------
  Capital stock reacquired                         8,011,254
------------------------------------------------------------
  Deferred compensation                               83,490
------------------------------------------------------------
Options written (Premiums received
  $25,481,560)                                    25,656,250
------------------------------------------------------------
Accrued advisory fees                              3,634,922
------------------------------------------------------------
Accrued administrative services fees                  27,618
------------------------------------------------------------
Accrued directors' fees                                3,913
------------------------------------------------------------
Accrued distribution fees                          3,681,163
------------------------------------------------------------
Accrued transfer agent fees                          637,952
------------------------------------------------------------
Accrued operating expenses                           404,334
------------------------------------------------------------
      Total liabilities                          148,098,022
------------------------------------------------------------
Net assets applicable to shares outstanding   $7,360,685,298
============================================================
NET ASSETS:
Class A                                       $4,948,665,737
============================================================
Class B                                       $2,206,751,605
============================================================
Class C                                       $  138,467,127
============================================================
Institutional Class                           $   66,800,829
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    288,328,877
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    130,030,549
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      8,139,220
============================================================
Institutional Class:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,855,460
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        17.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.16 / 94.50%)      $        18.16
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.97
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.01
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        17.33
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $157,812 foreign
  withholding tax)                            $   49,869,261
------------------------------------------------------------
Interest                                          25,693,052
------------------------------------------------------------
      Total investment income                     75,562,313
------------------------------------------------------------
EXPENSES:
Advisory fees                                     41,014,707
------------------------------------------------------------
Administrative services fees                         235,274
------------------------------------------------------------
Custodian fees                                       364,030
------------------------------------------------------------
Directors' fees                                       50,623
------------------------------------------------------------
Distribution fees-Class A                         13,556,239
------------------------------------------------------------
Distribution fees-Class B                         18,631,086
------------------------------------------------------------
Distribution fees-Class C                            809,325
------------------------------------------------------------
Transfer agent fees-Class A                        4,930,725
------------------------------------------------------------
Transfer agent fees-Class B                        3,087,342
------------------------------------------------------------
Transfer agent fees-Class C                          149,576
------------------------------------------------------------
Transfer agent fees-Institutional Class                6,136
------------------------------------------------------------
Other                                              1,214,166
------------------------------------------------------------
      Total expenses                              84,049,229
------------------------------------------------------------
Less:   Fees waived by advisor                    (1,130,089)
------------------------------------------------------------
      Expenses paid indirectly                      (149,110)
------------------------------------------------------------
      Net expenses                                82,770,030
------------------------------------------------------------
Net investment income (loss)                      (7,207,717)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities                          668,004,945
------------------------------------------------------------
  Foreign currencies                              (1,105,968)
------------------------------------------------------------
  Option contracts written                        (9,533,983)
------------------------------------------------------------
                                                 657,364,994
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        1,116,385,588
------------------------------------------------------------
  Foreign currencies                                 (47,768)
------------------------------------------------------------
  Option contracts written                           214,221
------------------------------------------------------------
                                               1,116,552,041
------------------------------------------------------------
  Net gain from investment securities,
    foreign currencies and option contracts    1,773,917,035
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,766,709,318
============================================================

See Notes to Financial Statements.
 8                              AIM CHARTER FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999               1998
                                                              ---------------    --------------
OPERATIONS:
  Net investment income (loss)                                $    (7,207,717)   $   37,825,223
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      657,364,994       206,268,933
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                   1,116,552,041       254,914,824
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,766,709,318       499,008,980
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (9,134,542)      (28,039,987)
-----------------------------------------------------------------------------------------------
  Class B                                                                  --        (3,013,337)
-----------------------------------------------------------------------------------------------
  Class C                                                                  --           (47,378)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (216,682)         (445,449)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (149,620,112)     (346,531,949)
-----------------------------------------------------------------------------------------------
  Class B                                                         (57,712,333)     (108,856,197)
-----------------------------------------------------------------------------------------------
  Class C                                                          (1,614,093)         (819,962)
-----------------------------------------------------------------------------------------------
  Institutional Class                                              (1,761,967)       (3,989,466)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         151,495,357       235,195,827
-----------------------------------------------------------------------------------------------
  Class B                                                         370,892,559       350,425,592
-----------------------------------------------------------------------------------------------
  Class C                                                          84,930,162        32,069,085
-----------------------------------------------------------------------------------------------
  Institutional Class                                               9,431,197         3,464,509
-----------------------------------------------------------------------------------------------
      Net increase in net assets                                2,163,398,864       628,420,268
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           5,197,286,434     4,568,866,166
-----------------------------------------------------------------------------------------------
  End of period                                               $ 7,360,685,298    $5,197,286,434
===============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 4,466,453,244    $3,821,903,969
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (217,108)        9,291,857
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     613,057,085       201,250,572
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    2,281,392,077     1,164,840,036
-----------------------------------------------------------------------------------------------
                                                              $ 7,360,685,298    $5,197,286,434
===============================================================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND                               9

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $7,049,976, undistributed net realized gains decreased by $34,849,976 and paid-in capital increased by $27,800,000 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value

 10                             AIM CHARTER FUND
   of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
J. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $1,130,089. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $235,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for

                                AIM CHARTER FUND                              11
providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $4,807,681 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $13,556,239, $18,631,086 and $809,325, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,030,454 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $96,080 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $15,483 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $76,809 and $72,301, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $149,110 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $7,032,932,257 and $6,722,183,283, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $2,293,837,834
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (24,022,713)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,269,815,121
==========================================================
Cost of investments for tax purposes is $5,209,215,491.

 12                             AIM CHARTER FUND

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   ------------
Beginning of year                                               31,202    $  8,091,351
--------------------------------------------------------------------------------------
Written                                                         62,592      40,059,097
--------------------------------------------------------------------------------------
Closed                                                         (54,607)    (18,452,621)
--------------------------------------------------------------------------------------
Exercised                                                      (14,921)     (4,076,636)
--------------------------------------------------------------------------------------
Expired                                                         (1,766)       (139,631)
--------------------------------------------------------------------------------------
End of year                                                     22,500    $ 25,481,560
======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   -----------   ------------   --------------
International Business Machines Corp.     Jan-00     $80      12,500     $20,804,105   $25,156,250     $(4,352,145)
--------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                   Nov-99      50      10,000       4,677,455       500,000       4,177,455
--------------------------------------------------------------------------------------------------------------------
                                                              22,500     $25,481,560   $25,656,250     $  (174,690)
====================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options during the year ended October 31, 1999 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS      PAID
                                                              ---------   -----------
Beginning of year                                                   --    $        --
-------------------------------------------------------------------------------------
Purchased                                                       24,165      6,379,447
-------------------------------------------------------------------------------------
Closed                                                         (20,165)    (4,215,217)
-------------------------------------------------------------------------------------
Exercised                                                           --             --
-------------------------------------------------------------------------------------
Expired                                                         (4,000)    (2,164,230)
-------------------------------------------------------------------------------------
End of year                                                         --    $        --
=====================================================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                          1998
                                                           ---------------------------   ---------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                           -----------   -------------   -----------   -------------
Sold:
  Class A                                                   51,272,783   $ 809,088,837    65,753,775   $ 868,543,898
--------------------------------------------------------------------------------------------------------------------
  Class B                                                   36,310,602     576,056,633    32,991,364     431,938,545
--------------------------------------------------------------------------------------------------------------------
  Class C                                                    6,968,661     111,866,437     2,736,777      36,139,093
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          828,138      13,421,969       568,334       7,594,968
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                   10,532,077     149,384,623    29,328,588     355,378,824
--------------------------------------------------------------------------------------------------------------------
  Class B                                                    3,894,826      54,866,091     8,807,895     105,930,618
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      107,859       1,525,822        67,166         810,828
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          134,608       1,929,704       351,483       4,295,496
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (51,731,503)   (806,978,103)  (75,327,509)   (988,726,895)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                  (16,551,587)   (260,030,165)  (14,417,738)   (187,443,571)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,788,368)    (28,462,097)     (376,288)     (4,880,836)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (372,429)     (5,920,476)     (636,014)     (8,425,955)
--------------------------------------------------------------------------------------------------------------------
                                                            39,605,667   $ 616,749,275    49,847,833   $ 621,155,013
====================================================================================================================

                                AIM CHARTER FUND                              13

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                                               1999       1998       1997       1996       1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 13.42    $ 13.48    $ 11.24    $ 10.66    $  8.93
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                        0.09       0.18       0.16       0.24       0.23
------------------------------------------------------------  -------    -------    -------    -------    -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                 4.43       1.24       2.91       1.44       2.07
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total from investment operations                        4.52       1.42       3.07       1.68       2.30
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                        (0.07)     (0.14)     (0.16)     (0.20)     (0.24)
------------------------------------------------------------  -------    -------    -------    -------    -------
    Distributions from net realized gains                       (0.54)     (1.34)     (0.67)     (0.90)     (0.33)
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total distributions                                    (0.61)     (1.48)     (0.83)     (1.10)     (0.57)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 17.33    $ 13.42    $ 13.48    $ 11.24    $ 10.66
============================================================  =======    =======    =======    =======    =======
Total return                                                    34.61%     11.69%     29.05%     17.29%     27.45%
============================================================  =======    =======    =======    =======    =======
Net assets, end of period (000s omitted)                      $66,801    $43,815    $40,191    $29,591    $25,538
============================================================  =======    =======    =======    =======    =======
Ratio of expenses (exclusive of interest) to average net
  assets(a)                                                      0.65%(b)    0.66%     0.67%      0.69%      0.74%
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(c)          0.51%(b)    1.37%     1.21%      2.24%      1.98%
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                           107%       154%       170%       164%       161%
============================================================  =======    =======    =======    =======    =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.67%, 0.68% and 0.70% for 1999-1996.

(b) Ratios are based on average net assets of $57,565,832.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income prior to fee waivers and/or expense reimbursements were 0.49%, 1.36%, 1.20% and 2.23% for 1999-1996.

--------------------------------------------------------------------------------

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

 14                             AIM CHARTER FUND

BOARD OF DIRECTORS

Charles T. Bauer
Chairman
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Director
Cortland Trust Inc.

Edward K. Dunn Jr.
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer
Texana Global, Inc.;
Formerly Member
of the U.S. House of Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Robert H. Graham
President and Chief Executive Officer
A I M Management Group Inc.

Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors, Metropolitan Transportation Authority of
New York State

Lewis F. Pennock
Attorney

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership
OFFICERS

Charles T. Bauer
Chairman

Robert H. Graham
President

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Edgar M. Larsen
Senior Vice President

Dana R. Sutton
Vice President and Treasurer

Melville B. Cox
Vice President

Mary J. Benson
Assistant Vice President
and Assistant Treasurer

Sheri Morris
Assistant Vice President
and Assistant Treasurer

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Stephen I. Winer
Assistant Secretary
OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

SUB-ADVISOR

A I M Capital Management, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE DIRECTORS

Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

Fund Management Company
11 Greenway Plaza
Suite 100
Houston, TX 77002

AUDITORS

KPMG LLP
700 Louisiana
Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund Institutional Class paid ordinary dividends in the amount of $0.0845 per share during the Fund's tax year ended October 31, 1999. Of this amount 21.00% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $231,102,000 during the Fund's tax year ended October 31, 1999.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 5.99% was derived from U.S. Treasury obligations.

                                AIM CHARTER FUND                              15

AIM CONSTELLATION FUND

AIM Constellation Fund is for shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's institutional class performance figures are historical and reflect the reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived during the fiscal year, returns would have been lower.
o Average annual total returns for periods ended 9/30/99 (the most recent calendar quarter-end) are as follows: one year, 32.56%; five years, 18.02%; inception (4/8/92), 17.47%.
o   One-year performance includes reinvested distributions of $0.7312 per share.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o   The Lipper, Inc. is an independent mutual fund performance monitor.
o The Nasdaq (National Association of Securities Dealers Automated Quotation system) Composite Index is a market-value-weighted index comprising all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies and is often considered representative of the small and medium-size company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's 400 MidCap Index (the S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o You cannot invest in any index listed. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.
o Since the last reporting period, AIM Constellation Fund, Institutional Class, has elected to use the S&P 500 as its benchmark instead of the S&P
    400. The new index is the benchmark used for other classes of the fund. The fund will no longer measure its performance against the S&P 400, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.
o   Performance results for the indexes are for the period 3/31/92-10/31/99.

RESULTS OF A $10,000 INVESTMENT
AIM CONSTELLATION FUND VS. BENCHMARK INDEXES

4/8/92-10/31/99

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99

================================================================================
AIM Constellation Fund, Institutional Class

Inception (4/8/92)   18.37%

    5 years          18.94

    1 year           35.46
================================================================================


In thousands
================================================================================
         AIM Constellation Fund,
          Institutional Class     S&P MidCap 400       Nasdaq        S&P 500
--------------------------------------------------------------------------------
4/92          $10,797               $10,307            $ 9,584       $10,547
10/93          13,938                12,526             12,907        12,120
10/94          15,045                12,824             12,877        12,587
10/95          20,173                15,545             17,160        15,911
10/96          22,556                18,242             20,231        19,743
10/97          26,936                24,200             26,394        26,080
10/98          26,438                25,824             29,339        31,821
10/99          35,813                31,266             49,132        39,987

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW



SMALL- AND MID-CAP STOCKS
SHOW SOME SIZZLE

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
AIM Constellation Fund's technology exposure boosted its returns for the fiscal year and helped it outperform its benchmarks. The fund's Institutional Class produced an impressive 35.46% total return.
    Fund returns outperformed both the 21.07% the S&P MidCap 400 and the Russell Midcap Index during the same period. Net assets closed the period at $244.4 million, up from $189.0 million at the close of the last fiscal year.

WHAT WERE MARKETS LIKE DURING THE FISCAL YEAR?
The period started well, as mid-cap stocks benefited from interest-rate cuts by the Federal Reserve Board (the Fed) in the fall of 1998, which spurred a market rally. Historically, mid-capitalization stocks have done well when interest rates fall.
    A technology sell-off affected the fund because of our significant tech holdings. But the markets rebounded when first-quarter 1999 earnings came in quite strong.
    In May, the Fed hinted that it might raise interest rates, and in June it did so, raising the federal funds rate to 5% and announcing its shift to a neutral bias. That announcement sparked a "relief rally" in the markets. At this point, the S&P 400 MidCap Index saw its high for the year of 427.82.
    Late August and most of September saw a pretty severe sell-off as investors fretted about the trade deficit, the dollar and the possibility of higher interest rates when the Federal Reserve Board switched gears and adopted a "tightening bias." Markets began to recover during October, so the fiscal year ended on a positive note.

DID THE FUND REMAIN HEAVILY INVESTED IN TECHNOLOGY?
At the end of the fiscal year, technology stood at just over 45% of the fund's assets. Technology has been the big winner for most of this year. Industries such as semiconductors, communications equipment and computer software and services have really outperformed, and the fund has quite a bit of exposure in all three, as the Top 10 Industries list shows.
    Chip makers have recovered after several years in the doldrums, expecting a 15% production increase this year over last. The increase is fueled by the proliferation of chips for communications and Internet infrastructure. One such company is Analog Devices, a leading maker of both analog and digital integrated circuits, which translate real-world phenomena such as pressure, temperature and sound into digital signals. We increased our holding in Analog Devices during the fiscal year.

DID YOU FAVOR ANY OTHER INDUSTRIES?
Consumer cyclicals, at roughly 14% of the portfolio, is one area in which we have made a conscious effort to add to positions on weakness. Retailers usually underperform in the summer and the fall, as portfolio managers become worried about back-to-school sales and same-store sales results. Also, when interest rates rise, the outlook for consumer spending darkens. However, when a company continues to produce solid sales numbers and to exceed analysts' expectations, we have taken advantage of the opportunity to buy the stock on weakness. Talbots is a good example; a constant in the ever-changing fashion world, it sells traditional and classic ladies' apparel. Another excellent cyclical stock added during the fiscal year is Tandy, which sells

                      -------------------------------------

                           Technology has been the big

                          winner for most of this year.

                       Industries such as semiconductors,

                          communications equipment and

                       computer software and services have

                            really outperformed . . .

                      -------------------------------------

GROWTH OF NET ASSETS

In millions
================================================================================
10/31/98       $244.4

10/31/99       $189.0
================================================================================

AIM CONSTELLATION FUND INSTITUTIONAL CLASS VS. BENCHMARK INDEXES

One-year returns, as of 10/31/99

================================================================================
Fund                    35.46%

S&P 400                 21.07%

Russell Midcap Index    17.12%
================================================================================


          See important fund and index disclosures inside front cover.


                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW


audio/video equipment, cellular and everyday telephones, computers and other like items at its RadioShack chain.

WERE THERE INDUSTRIES IN WHICH YOU REDUCED YOUR HOLDINGS?
We have fewer assets in financial-services companies than we did at the outset of the fiscal year. Rising interest rates have led to relatively poor performance in this group. We reduced our exposure by selling quite a few financial-services companies that reported disappointing earnings.
    Health-care stocks continue to languish for several reasons. A major factor is concern about political reform in Washington. In particular, the health-care services area has suffered, largely because of changes in Medicare's reimbursement programs; these affect hospitals, nursing homes and other service providers.
    We also removed waste-management stocks from the portfolio over the last six months. Waste Management missed its third-quarter earnings estimates, and another holding in the industry encountered regulatory troubles during an acquisition.

WERE THERE OTHER WAYS IN WHICH YOU ALTERED THE PORTFOLIO?
At the beginning of the fiscal year, the fund held the securities of 265 companies; as of October 31, 1999, the fund held 172 issues. Also, the fund's median market capitalization has grown from $3.2 billion to $5.6 billion. These changes have occurred largely because the fund's managers continue to focus on finding and holding high-quality growth stocks for the portfolio.

WHAT IS YOUR NEAR-TERM OUTLOOK?
Small- and mid-cap stocks are still historically undervalued. We expect them to outperform large-cap stocks over the next 12 months. With valuations as low as they are, we don't see the risk to smaller stocks that we did at this time last year. Mid-caps, often overshadowed by the comforting, familiar large-caps and the sizzling dot-com small-caps, offer unique advantages: their management is usually a bit more seasoned than that of small-caps and startups, and they have a better chance than large-caps to beat GDP growth and to attack niche markets.

    Effective December 1, 1999, the fund's Board of Directors changed AIM Constellation Fund's prospectus by deleting the language specifying the capitalization range within which the fund is allowed to invest, and thus broadening its scope beyond small and mid-sized companies. Constellation will now be a multi-cap fund, with the flexibility to invest across the full market spectrum. This means that for the first time in many years, the fund will be able to invest in the best and fastest-growing companies in the market regardless of size. AIM Constellation Fund's objective to seek growth of capital is not changingNmerely the strategy used to achieve that objective.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

==============================================================================================================
TOP 10 HOLDINGS                                          TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------
  1. America Online, Inc.                       2.23%      1. Computers (Software & Services)(1)        15.30%
  2. VERITAS Software Corp.                     1.76       2. Communications Equipment                   9.95
  3. EMC Corp.                                  1.67       3. Electronics (Semiconductors)               9.30
  4. Corning, Inc.                              1.64       4. Electrical Equipment                       5.18
  5. JDS Uniphase Corp.                         1.64       5. Broadcasting (TV, Radio & Cable)           4.64
  6. Lucent Technologies, Inc.                  1.62       6. Oil and Gas (Drilling & Equipment)         3.60
  7. PMC-Sierra, Inc.                           1.54       7. Services (Advertising & Marketing)         3.31
  8. Solectron Corp.                            1.48       8. Computers (Peripherals)                    3.06
  9. Omnicom Group, Inc.                        1.44       9. Services (Data Processing)                 3.02
 10. Providian Financial Corp.                  1.28      10. Retail (Computers & Electronics)           2.95

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==============================================================================================================


                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-95.54%
AIRLINES-0.25%
Southwest Airlines Co.              2,250,000   $    37,828,125
---------------------------------------------------------------
AUTO PARTS & EQUIPMENT-0.67%
Danaher Corp.                       1,250,000        60,390,625
---------------------------------------------------------------
SPX Corp.(a)                          500,000        42,375,000
---------------------------------------------------------------
                                                    102,765,625
---------------------------------------------------------------
BANKS (MAJOR REGIONAL)-0.58%
Northern Trust Corp.                  925,000        89,320,312
---------------------------------------------------------------
BANKS (REGIONAL)-1.01%
Bank United Corp.-Class A           1,000,000        39,000,000
---------------------------------------------------------------
Compass Bancshares, Inc.            1,000,000        26,687,500
---------------------------------------------------------------
Old Kent Financial Corp.              817,425        33,310,069
---------------------------------------------------------------
TCF Financial Corp.                   700,000        20,650,000
---------------------------------------------------------------
Zions Bancorp                         600,000        35,362,500
---------------------------------------------------------------
                                                    155,010,069
---------------------------------------------------------------
BIOTECHNOLOGY-1.53%
Biogen, Inc.(a)                     2,500,000       185,312,500
---------------------------------------------------------------
Chiron Corp.(a)                     1,000,000        28,562,500
---------------------------------------------------------------
Genzyme Corp.(a)                      527,300        20,169,225
---------------------------------------------------------------
                                                    234,044,225
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.64%
Adelphia Communications Corp.(a)    1,000,000        54,625,000
---------------------------------------------------------------
AMFM Inc.(a)                        2,250,000       157,500,000
---------------------------------------------------------------
AT&T Corp.-Liberty Media
  Group-Class A(a)                  3,000,000       119,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              1,500,000        68,156,250
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      1,050,000        85,050,000
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                   1,465,400       124,650,587
---------------------------------------------------------------
USA Networks, Inc.(a)               1,317,800        59,383,362
---------------------------------------------------------------
Westwood One, Inc.(a)                 887,400        40,931,325
---------------------------------------------------------------
                                                    709,359,024
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-9.95%
ADC Telecommunications, Inc.(a)     1,750,000        83,453,125
---------------------------------------------------------------
Comverse Technology, Inc.(a)        1,500,000       170,250,000
---------------------------------------------------------------
Corning, Inc.                       3,186,600       250,546,425
---------------------------------------------------------------
General Instrument Corp.(a)         1,900,000       102,243,750
---------------------------------------------------------------
JDS Uniphase Corp.(a)               1,500,000       250,312,500
---------------------------------------------------------------
Lucent Technologies Inc.(b)         3,849,120       247,305,960
---------------------------------------------------------------
Motorola, Inc.                        750,000        73,078,125
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)             1,500,000       173,343,750
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     250,000        55,687,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)
Scientific-Atlanta, Inc.            2,000,000   $   114,500,000
---------------------------------------------------------------
                                                  1,520,721,135
---------------------------------------------------------------
COMPUTERS (HARDWARE)-1.39%
Apple Computer, Inc.(a)             1,000,000        80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                    2,000,000       132,125,000
---------------------------------------------------------------
                                                    212,250,000
---------------------------------------------------------------
COMPUTERS (NETWORKING)-0.87%
Exodus Communications, Inc.(a)        341,700        29,386,200
---------------------------------------------------------------
VeriSign, Inc.(a)                     835,000       103,122,500
---------------------------------------------------------------
                                                    132,508,700
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-3.06%
Adaptec, Inc.(a)                    3,000,000       135,000,000
---------------------------------------------------------------
EMC Corp.(a)(b)(c)                  3,500,000       255,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.- Class A(a)                  1,000,000        78,062,500
---------------------------------------------------------------
                                                    468,562,500
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-15.30%
America Online, Inc.(a)             2,625,000       340,429,687
---------------------------------------------------------------
At Home Corp.(a)                    1,150,000        42,981,250
---------------------------------------------------------------
BMC Software, Inc.(a)               2,500,000       160,468,750
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                         675,000        48,600,000
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)       750,000        86,765,625
---------------------------------------------------------------
Citrix Systems, Inc.(a)             2,800,000       179,550,000
---------------------------------------------------------------
Compuware Corp.(a)                  1,250,000        34,765,625
---------------------------------------------------------------
Electronic Arts, Inc.(a)            1,250,000       101,015,625
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)    2,000,000        80,625,000
---------------------------------------------------------------
Inktomi Corp.(a)                      750,000        76,078,125
---------------------------------------------------------------
Intuit, Inc.(a)                     3,750,000       109,218,750
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000        25,134,375
---------------------------------------------------------------
Lycos, Inc.(a)                      3,000,000       160,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                  1,150,000       106,446,875
---------------------------------------------------------------
Novell, Inc.(a)                     1,000,000        20,062,500
---------------------------------------------------------------
RealNetworks, Inc.(a)               1,000,000       109,687,500
---------------------------------------------------------------
Siebel Systems, Inc.(a)               600,000        65,887,500
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,000,000        62,312,500
---------------------------------------------------------------
Verio, Inc.(a)                      2,125,000        79,289,063
---------------------------------------------------------------
VERITAS Software Corp.(a)           2,500,000       269,687,500
---------------------------------------------------------------
Yahoo! Inc.(a)                      1,000,000       179,062,500
---------------------------------------------------------------
                                                  2,338,568,750
---------------------------------------------------------------

                             AIM CONSTELLATION FUND                           19

                                                    MARKET
                                    SHARES           VALUE
CONSUMER FINANCE-2.41%
Capital One Financial Corp.         2,323,700   $   123,156,100
---------------------------------------------------------------
Providian Financial Corp.           1,800,000       196,200,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        48,937,500
---------------------------------------------------------------
                                                    368,293,600
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-5.18%
American Power Conversion
  Corp.(a)                          5,250,000       117,796,875
---------------------------------------------------------------
Conexant Systems, Inc.(a)           2,000,000       186,750,000
---------------------------------------------------------------
Sanmina Corp.(a)                    1,000,000        90,062,500
---------------------------------------------------------------
Solectron Corp.(a)                  3,000,000       225,750,000
---------------------------------------------------------------
Symbol Technologies, Inc.           2,625,000       104,343,750
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)     2,750,000        67,203,125
---------------------------------------------------------------
                                                    791,906,250
---------------------------------------------------------------
ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.11%
AVX Corp.                             428,100        17,124,000
---------------------------------------------------------------
ELECTRONICS (DEFENSE)-0.29%
General Motors Corp.-Class H(a)       600,000        43,687,500
---------------------------------------------------------------
ELECTRONICS
  (INSTRUMENTATION)-0.88%
PE Corp-PE Biosystems Group         1,550,000       100,556,250
---------------------------------------------------------------
Waters Corp.(a)                       650,000        34,531,250
---------------------------------------------------------------
                                                    135,087,500
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-9.30%
Altera Corp.(a)                     2,875,000       139,796,875
---------------------------------------------------------------
Analog Devices, Inc.(a)             3,000,000       159,375,000
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Netherlands)(a)                    650,000        47,206,250
---------------------------------------------------------------
Atmel Corp.(a)                        916,800        35,411,400
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      4,000,000       102,250,000
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       139,875,000
---------------------------------------------------------------
LSI Logic Corp.(a)                  2,000,000       106,375,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           1,500,000       118,406,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)       1,338,375        89,169,234
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 2,499,700       235,596,725
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      2,000,000        91,750,000
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,000,000       157,250,000
---------------------------------------------------------------
                                                  1,422,461,734
---------------------------------------------------------------
EQUIPMENT (SEMICONDUCTOR)-1.67%
Applied Materials, Inc.(a)            500,000        44,906,250
---------------------------------------------------------------
KLA-Tencor Corp.(a)                 1,200,000        95,025,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)             500,000        38,750,000
---------------------------------------------------------------
Teradyne, Inc.(a)                   2,000,000        77,000,000
---------------------------------------------------------------
                                                    255,681,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-1.36%
American Express Co.                  575,000        88,550,000
---------------------------------------------------------------
Citigroup, Inc.                     1,100,000        59,537,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)
MGIC Investment Corp.               1,000,000   $    59,750,000
---------------------------------------------------------------
                                                    207,837,500
---------------------------------------------------------------
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.46%
Park Place Entertainment(a)         5,304,000        69,615,000
---------------------------------------------------------------
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.80%
Forest Laboratories, Inc.(a)        1,500,000        68,812,500
---------------------------------------------------------------
Jones Pharma, Inc.(d)               3,691,275       114,429,525
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                  1,200,000        36,600,000
---------------------------------------------------------------
MedImmune, Inc.(a)                    500,000        56,000,000
---------------------------------------------------------------
                                                    275,842,025
---------------------------------------------------------------
HEALTH CARE (MANAGED CARE)-0.32%
Express Scripts, Inc.-Class A(a)    1,000,000        49,125,000
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.38%
Bausch & Lomb, Inc.                 1,000,000        54,000,000
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        75,312,500
---------------------------------------------------------------
Medtronic, Inc.                     1,500,000        51,937,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        29,765,625
---------------------------------------------------------------
                                                    211,015,625
---------------------------------------------------------------
INSURANCE (LIFE/HEALTH)-0.33%
AFLAC, Inc.                         1,000,000        51,125,000
---------------------------------------------------------------
INVESTMENT
  BANKING/BROKERAGE-1.02%
Schwab (Charles) Corp. (The)        4,000,000       155,750,000
---------------------------------------------------------------
INVESTMENT MANAGEMENT-0.53%
Federated Investors, Inc.-Class
  B                                 2,064,000        35,604,000
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                              1,750,000        45,609,375
---------------------------------------------------------------
                                                     81,213,375
---------------------------------------------------------------
LEISURE TIME (PRODUCTS)-0.91%
Harley-Davidson, Inc.               2,350,000       139,384,375
---------------------------------------------------------------
NATURAL GAS-0.40%
El Paso Energy Corp.                1,500,000        61,500,000
---------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-3.60%
Baker Hughes, Inc.                  2,000,000        55,875,000
---------------------------------------------------------------
BJ Services Co.(a)                  2,000,000        68,625,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)(d)          2,750,000       106,390,625
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        31,750,000
---------------------------------------------------------------
Global Industries Ltd.(a)           3,000,000        24,000,000
---------------------------------------------------------------
R&B Falcon Corporation(a)           3,716,600        46,225,213
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,250,000        35,015,625
---------------------------------------------------------------
Smith International, Inc.(a)        1,750,000        60,484,375
---------------------------------------------------------------

 20                          AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)
Transocean Offshore, Inc.           1,500,000   $    40,781,250
---------------------------------------------------------------
Varco International, Inc.(a)        2,499,400        26,399,913
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           1,600,000        54,200,000
---------------------------------------------------------------
                                                    549,747,001
---------------------------------------------------------------
OIL & GAS (EXPLORATION &
  PRODUCTION)-0.99%
Apache Corp.                        1,790,000        69,810,000
---------------------------------------------------------------
EOG Resources, Inc.                 3,200,000        66,600,000
---------------------------------------------------------------
Santa Fe Snyder Corp.(a)            1,750,000        15,093,750
---------------------------------------------------------------
                                                    151,503,750
---------------------------------------------------------------
PERSONAL CARE-0.23%
Estee Lauder Cos. Inc.-Class A        750,000        34,968,750
---------------------------------------------------------------
PUBLISHING-0.43%
McGraw-Hill Cos., Inc. (The)        1,100,000        65,587,500
---------------------------------------------------------------
RAILROADS-0.70%
Kansas City Southern Industries,
  Inc.                              2,250,000       106,734,375
---------------------------------------------------------------
RESTAURANTS-0.78%
Brinker International, Inc.(a)      2,000,000        46,625,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,750,000        40,250,000
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                             851,500        31,824,813
---------------------------------------------------------------
                                                    118,699,813
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-0.58%
Lowe's Companies, Inc.              1,600,000        88,000,000
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.95%
Best Buy Co., Inc.(a)               1,750,000        97,234,375
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,954,600       120,696,550
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                             2,500,000       106,718,750
---------------------------------------------------------------
Tandy Corp.                         2,000,000       125,875,000
---------------------------------------------------------------
                                                    450,524,675
---------------------------------------------------------------
RETAIL (DEPARTMENT STORES)-0.98%
Kohl's Corp.(a)                     2,000,000       149,625,000
---------------------------------------------------------------
RETAIL (DISCOUNTERS)-1.17%
Dollar Tree Stores, Inc.(a)         1,810,600        78,874,263
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,850,000        58,781,250
---------------------------------------------------------------
Ross Stores, Inc.                   2,000,000        41,250,000
---------------------------------------------------------------
                                                    178,905,513
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.27%
Kroger Co. (The)(a)                 2,000,000        41,625,000
---------------------------------------------------------------
RETAIL (SPECIALTY)-2.80%
Barnes & Noble, Inc.(a)             1,153,000        23,996,813
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)          2,750,100        91,612,706
---------------------------------------------------------------
eToys, Inc.(a)                      1,169,000        69,847,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY)-(CONTINUED)
Linens 'n Things, Inc.(a)           1,285,300   $    51,090,675
---------------------------------------------------------------
Staples, Inc.(a)                    6,000,000       133,125,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,077,500        57,915,625
---------------------------------------------------------------
                                                    427,588,569
---------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-1.76%
American Eagle Outfitters,
  Inc.(a)                             808,300        34,605,344
---------------------------------------------------------------
Intimate Brands, Inc.               1,000,000        41,000,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(d)      2,310,075        50,677,270
---------------------------------------------------------------
Talbots, Inc. (The)                 1,302,100        61,280,081
---------------------------------------------------------------
TJX Companies, Inc. (The)           3,000,000        81,375,000
---------------------------------------------------------------
                                                    268,937,695
---------------------------------------------------------------
SERVICES (ADVERTISING/
  MARKETING)-3.31%
CMGI, Inc.(a)                         500,000        54,718,750
---------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                              1,000,000        40,625,000
---------------------------------------------------------------
Lamar Advertising Co.(a)(d)         3,025,000       163,350,000
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       220,000,000
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                450,000        28,096,875
---------------------------------------------------------------
                                                    506,790,625
---------------------------------------------------------------
SERVICES (COMMERCIAL &
  CONSUMER)-0.91%
ChoicePoint, Inc.(a)                  617,300        38,156,856
---------------------------------------------------------------
Cintas Corp.                        1,500,000        90,375,000
---------------------------------------------------------------
Viad Corp.                            400,500         9,837,281
---------------------------------------------------------------
                                                    138,369,137
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-3.02%
Affiliated Computer Services,
  Inc.-Class A(a)                   1,000,000        38,000,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                6,750,000       182,671,875
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        47,765,625
---------------------------------------------------------------
Fiserv, Inc.(a)                     3,750,000       120,000,000
---------------------------------------------------------------
Paychex, Inc.                       1,875,000        73,828,125
---------------------------------------------------------------
                                                    462,265,625
---------------------------------------------------------------
SPECIALTY PRINTING-0.32%
Valassis Communications, Inc.(a)    1,125,000        48,375,000
---------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.63%
Crown Castle International
  Corp.(a)                          2,750,000        52,937,500
---------------------------------------------------------------
Metromedia Fiber Network,
  Inc.-Class A(a)                   1,290,000        42,650,625
---------------------------------------------------------------
                                                     95,588,125
---------------------------------------------------------------
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.23%
Global TeleSystems Group,
  Inc.(a)                           1,500,000        35,906,250
---------------------------------------------------------------
TELEPHONE-1.38%
CenturyTel, Inc.                    2,249,925        90,981,342
---------------------------------------------------------------

                             AIM CONSTELLATION FUND                           21

                                                    MARKET
                                    SHARES           VALUE
TELEPHONE-(CONTINUED)
Cincinnati Bell, Inc.(a)            1,000,000   $    20,812,500
---------------------------------------------------------------
NTL, Inc.(a)                          687,500        51,820,313
---------------------------------------------------------------
RCN Corp.(a)                        1,000,000        47,875,000
---------------------------------------------------------------
                                                    211,489,155
---------------------------------------------------------------
TEXTILES (APPAREL)-0.90%
Jones Apparel Group, Inc.(a)        2,563,800        81,080,175
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)             2,000,000        56,500,000
---------------------------------------------------------------
                                                    137,580,175
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $8,597,266,374)                            14,606,399,932
---------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION    MARKET
                        CONTRACTS    PRICE        DATE       VALUE
OPTIONS
PURCHASED-0.00%
COMPUTERS
  (PERIPHERALS)-0.00%
EMC Corp. (Cost
  $1,338,808)             5,691       $60        Dec-99     $604,669
--------------------------------------------------------------------

                                                     MARKET
                                     SHARES           VALUE
MONEY MARKET FUNDS-4.63%
STIC Liquid Assets Portfolio(e)    353,486,756       353,486,756
----------------------------------------------------------------
STIC Prime Portfolio(e)            353,486,756       353,486,756
----------------------------------------------------------------
    Total Money Market Funds
      (Cost $706,973,512)                            706,973,512
----------------------------------------------------------------
TOTAL INVESTMENTS-100.17%                         15,313,978,113
----------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.17%)                                     (25,496,319)
----------------------------------------------------------------
NET ASSETS-100.00%                               $15,288,481,794
----------------------------------------------------------------

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options.
(c)A portion of this security is subject to put options.
(d)Affiliated issuers are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/99 was $434,847,420 which represented 2.84% of the Fund's net assets.
(e)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
 22                          AIM CONSTELLATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at market value (cost
  $9,305,578,694)                            $15,313,978,113
------------------------------------------------------------
Receivables for:
  Investments sold                                71,399,488
------------------------------------------------------------
  Capital stock sold                              10,526,738
------------------------------------------------------------
  Dividends and interest                           2,290,468
------------------------------------------------------------
Investment for deferred compensation plan            183,244
------------------------------------------------------------
Other assets                                          52,373
------------------------------------------------------------
      Total assets                            15,398,430,424
------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                           56,379,176
------------------------------------------------------------
  Capital stock reacquired                        30,978,770
------------------------------------------------------------
  Deferred compensation                              183,244
------------------------------------------------------------
  Options written (premiums received
    $3,848,894)                                    5,097,494
------------------------------------------------------------
Accrued advisory fees                              7,461,612
------------------------------------------------------------
Accrued administrative services fees                  70,930
------------------------------------------------------------
Accrued directors' fees                                9,103
------------------------------------------------------------
Accrued distribution fees                          5,519,204
------------------------------------------------------------
Accrued transfer agent fees                        3,222,924
------------------------------------------------------------
Accrued operating expenses                         1,026,173
------------------------------------------------------------
      Total liabilities                          109,948,630
------------------------------------------------------------
Net assets applicable to shares outstanding  $15,288,481,794
============================================================

NET ASSETS:
Class A                                      $14,292,905,417
============================================================
Class B                                      $   589,717,520
============================================================
Class C                                      $   161,489,815
============================================================
Institutional Class                          $   244,369,042
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                    412,537,590
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     17,344,531
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      4,751,201
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,787,086
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         34.65
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $34.65 / 94.50%)     $         36.67
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         34.00
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         33.99
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         36.01
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $242,135 foreign
  withholding tax)                            $   43,615,002
------------------------------------------------------------
Interest                                          42,276,941
------------------------------------------------------------
    Total investment income                       85,891,943
------------------------------------------------------------
EXPENSES:
Advisory fees                                     90,458,750
------------------------------------------------------------
Administrative services fees                         431,120
------------------------------------------------------------
Custodian fees                                       801,999
------------------------------------------------------------
Directors' fees                                       93,740
------------------------------------------------------------
Distribution fees-Class A                         40,983,445
------------------------------------------------------------
Distribution fees-Class B                          4,365,731
------------------------------------------------------------
Distribution fees-Class C                          1,175,217
------------------------------------------------------------
Transfer agent fees-Class A                       23,308,682
------------------------------------------------------------
Transfer agent fees-Class B                        1,540,074
------------------------------------------------------------
Transfer agent fees-Class C                          368,612
------------------------------------------------------------
Transfer agent fees-Institutional Class               22,937
------------------------------------------------------------
Other                                              2,563,084
------------------------------------------------------------
    Total expenses                               166,113,391
------------------------------------------------------------
Less: Fees waived by advisor                      (3,107,849)
------------------------------------------------------------
    Expenses paid indirectly                        (238,341)
------------------------------------------------------------
    Net expenses                                 162,767,201
------------------------------------------------------------
Net investment income (loss)                     (76,875,258)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:
Net realized gain from:
  Investment securities                        1,641,321,263
------------------------------------------------------------
  Option contracts written                         2,695,940
------------------------------------------------------------
                                               1,644,017,203
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        2,670,530,284
------------------------------------------------------------
  Foreign currencies                                  (1,219)
------------------------------------------------------------
  Option contracts written                        (1,395,306)
------------------------------------------------------------
                                               2,669,133,759
------------------------------------------------------------
      Net gain from investment securities,
         foreign currencies, and option
         contracts                             4,313,150,962
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $4,236,275,704
============================================================

See Notes to Financial Statements.
                             AIM CONSTELLATION FUND                           23

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999                1998
                                                              ---------------     ---------------
OPERATIONS:
  Net investment income (loss)                                $   (76,875,258)    $   (68,697,946)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            1,644,017,203         459,324,772
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, and option
    contracts                                                   2,669,133,759        (647,916,119)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                               4,236,275,704        (257,289,293)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (337,206,115)     (1,023,550,465)
-------------------------------------------------------------------------------------------------
  Class B                                                          (8,290,207)         (2,750,431)
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,229,567)         (2,040,204)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,075,580)        (13,510,099)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,783,881,252)       (667,156,467)
-------------------------------------------------------------------------------------------------
  Class B                                                         205,093,817         292,437,630
-------------------------------------------------------------------------------------------------
  Class C                                                          55,508,352          60,444,760
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (4,793,973)         17,436,212
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    2,355,401,179      (1,595,978,357)
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          12,933,080,615      14,529,058,972
-------------------------------------------------------------------------------------------------
  End of period                                               $15,288,481,794     $12,933,080,615
=================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 7,663,956,851     $ 9,156,848,152
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (551,737)           (994,714)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        1,617,926,281         439,210,537
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            6,007,150,399       3,338,016,640
-------------------------------------------------------------------------------------------------
                                                              $15,288,481,794     $12,933,080,615
=================================================================================================

See Notes to Financial Statements.
 24                          AIM CONSTELLATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income increased by $77,318,235, undistributed net realized gains decreased by $112,499,990 and paid in capital increased $35,181,755 as a result of net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                             AIM CONSTELLATION FUND                           25

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $3,107,849. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $431,120 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $11,438,795 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of

 26                          AIM CONSTELLATION FUND

0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $40,983,445, $4,365,731 and $1,175,217, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,182,696 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $605,519 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $31,683 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $170,495 and $67,846, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $238,341 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $8,369,125,551 and $10,276,104,460, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $6,146,948,281
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (161,712,109)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $5,985,236,172
=========================================================
Cost of investments for tax purposes is $9,328,741,941.

                             AIM CONSTELLATION FUND                           27

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                              1,875    $   357,644
-------------------------------------------------------------------------------------
Written                                                         41,226      7,516,095
-------------------------------------------------------------------------------------
Closed                                                         (17,190)    (3,487,198)
-------------------------------------------------------------------------------------
Expired                                                         (3,820)      (537,647)
-------------------------------------------------------------------------------------
End of period                                                   22,091    $ 3,848,894
=====================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                      OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   ----------   ------------   --------------
EMC Corp.                                Jan. 00     $75       2,846     $1,162,552    $1,849,900     $  (687,348)
-------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc.                 Nov. 99      65      19,245      2,686,342     3,247,594        (561,252)
-------------------------------------------------------------------------------------------------------------------
                                                              22,091     $3,848,894    $5,097,494     $(1,248,600)
===================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                             1998
                                                         ------------------------------   ------------------------------
                                                            SHARES          AMOUNT           SHARES          AMOUNT
                                                         ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                  98,564,141   $ 2,981,238,092    271,511,337   $ 7,555,171,888
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  10,942,571       332,728,027     12,877,388       356,713,527
------------------------------------------------------------------------------------------------------------------------
  Class C                                                   5,133,893       156,450,704      2,960,570        81,123,332
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       1,596,295        51,100,608      2,149,830        60,442,629
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                  11,320,463       318,895,308     38,633,795       977,878,833
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     286,888         7,992,642        104,498         2,643,686
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      75,962         2,115,494         76,723         1,938,518
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         170,003         4,957,282        494,582        12,886,955
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                (167,354,090)   (5,084,014,652)  (330,045,727)   (9,200,207,188)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (4,443,036)     (135,626,852)    (2,423,778)      (66,919,583)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                  (3,390,263)     (103,057,846)      (842,846)      (22,617,090)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (1,915,980)      (60,851,863)    (1,977,243)      (55,893,372)
------------------------------------------------------------------------------------------------------------------------
                                                          (49,013,153)  $(1,528,073,056)    (6,480,871)  $  (296,837,865)
========================================================================================================================

 28                          AIM CONSTELLATION FUND

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                                                1999         1998         1997         1996         1995
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period                          $  27.25     $  30.00     $  26.01     $  24.05     $  18.49
------------------------------------------------------------  --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income (loss)                                   (0.01)          --         0.02         0.04         0.02
------------------------------------------------------------  --------     --------     --------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   9.50        (0.65)        4.86         2.67         6.06
------------------------------------------------------------  --------     --------     --------     --------     --------
    Total from investment operations                              9.49        (0.65)        4.88         2.71         6.08
------------------------------------------------------------  --------     --------     --------     --------     --------
Less distributions:
  Distributions from net realized gains                          (0.73)       (2.10)       (0.89)       (0.75)       (0.52)
------------------------------------------------------------  --------     --------     --------     --------     --------
Net asset value, end of period                                $  36.01     $  27.25     $  30.00     $  26.01     $  24.05
============================================================  ========     ========     ========     ========     ========
Total return                                                     35.46%       (1.85)%      19.42%       11.81%       34.09%
============================================================  ========     ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $244,369     $189,039     $188,109     $293,035     $138,918
============================================================  ========     ========     ========     ========     ========
Ratio of expenses to average net assets(a)                        0.64%(b)     0.63%        0.65%        0.66%        0.66%
============================================================  ========     ========     ========     ========     ========
Ratio of net investment income (loss) to average net
  assets(c)                                                      (0.04)%(b)    (0.01)%      0.06%        0.21%        0.18%
============================================================  ========     ========     ========     ========     ========
Portfolio turnover rate                                             62%          76%          67%          58%          45%
============================================================  ========     ========     ========     ========     ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.66%, 0.65%, 0.67%, 0.67% and 0.68% for 1999-1995.

(b) Ratios are based on average net assets of $216,157,183.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements were (0.06)%, (0.03)%, 0.04%, 0.20% and 0.16% for 1999-1995.

--------------------------------------------------------------------------------

                                       29
                             AIM CONSTELLATION FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

 30                          AIM CONSTELLATION FUND

BOARD OF DIRECTORS

Charles T. Bauer
Chairman
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Director
Cortland Trust Inc.

Edward K. Dunn Jr.
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer
Texana Global, Inc.;
Formerly Member
of the U.S. House of Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Robert H. Graham
President and Chief Executive Officer
A I M Management Group Inc.

Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors, Metropolitan Transportation Authority of
New York State

Lewis F. Pennock
Attorney

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership
OFFICERS

Charles T. Bauer
Chairman

Robert H. Graham
President

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Edgar M. Larsen
Senior Vice President

Dana R. Sutton
Vice President and Treasurer

Melville B. Cox
Vice President

Mary J. Benson
Assistant Vice President
and Assistant Treasurer

Sheri Morris
Assistant Vice President
and Assistant Treasurer

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Stephen I. Winer
Assistant Secretary
OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

SUB-ADVISOR

A I M Capital Management, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE DIRECTORS

Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

Fund Management Company
11 Greenway Plaza
Suite 100
Houston, TX 77002

AUDITORS

KPMG LLP
700 Louisiana
Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Constellation Fund Institutional Class distributed long-term capital gains of $465,301,469 during the Fund's tax year ended October 31, 1999.
                             AIM CONSTELLATION FUND                           31

AIM WEINGARTEN FUND

AIM Weingarten Fund is for shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived during the reporting period, returns would have been lower.
o   One-year performance includes reinvested distributions of $1.5617 per share.
o Average annual total returns for periods ended 9/30/99 (the most recent calendar quarter-end) are as follows: one year, 40.34%; five years, 23.98%; inception (10/8/91), 17.04%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o   The Lipper, Inc. is an independent mutual fund performance monitor.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Russell 1000 Index is generally considered representative of large-capitalization stocks.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
o   Performance results for the indexes are for the period 9/30/91-10/31/99


RESULTS OF A $10,000 INVESTMENT
AIM WEINGARTEN FUND VS. BENCHMARK INDEXES

10/8/91-10/31/99

In thousands
================================================================================
             AIM Weingarten Fund,
             Institutional Class       S&P 500       Russell 1000
--------------------------------------------------------------------------------
10/91           $10,368                $10,161         $10,134
10/92            11,110                 11,256          11,142
10/93            11,836                 13,030          12,804
10/94            12,354                 13,434          13,297
10/95            15,898                 17,062          16,809
10/96            18,337                 20,973          20,857
10/97            23,356                 27,650          27,552
10/98            26,343                 33,101          33,616
10/99            36,682                 41,569          42,243

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99

================================================================================
AIM Weingarten Fund Institutional Class

Inception (10/8/91)      17.49%

  5 years                24.32

  1 year                 39.25
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Since the last reporting period, AIM Weingarten Fund has elected to use the Russell 1000 Index as its benchmark. This index more closely reflects the performance of securities in which the fund invests. The fund will no longer measure its performance against the S&P 500, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.


                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW

FUND BEATS INDEX, BOOSTED BY
TECHNOLOGY HOLDINGS

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 1999? Benefiting from the technology sector's continued strength, AIM Weingarten Fund's Institutional Class posted impressive gains for the fiscal year ended October 31, 1999 with a total return of 39.25%. Fund performance handily outpaced the Russell 1000 Index, which returned 25.58% for the same period, and the S&P 500, whose total return was 25.66%.
    At the reporting period's close, the fund's net assets totaled $114.1 million, up from $72.9 million a year earlier.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
Investor concern over interest rates and the year 2000 (Y2K) computer problem caused the financial markets to be very volatile in 1999. In June and August, the Federal Reserve Board (the Fed) raised interest rates in two quarter-point moves. Investors were unsure what Fed policymakers would do at their October meeting, and the uncertainty roiled the markets. The Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future.
    Meanwhile the market transitioned from an exclusively large-cap growth market of the last two years to a much broader market, which included value and cyclical as well as small- and mid-cap stocks. These stocks had been undervalued for some time, but they became attractive as many large companies suffered earnings disappointments.
    In October, the Dow Jones Industrial Average revised its membership to include Microsoft, Intel, SBC Communications and Home Depot. In one of the biggest shake-ups of its 103-year history, the industrial average replaced Chevron, Union Carbide, Goodyear Tire and Sears. The move signaled the broader markets' transition to the "new economy," dominated by technology, telecomunications and warehouse retailers. (As of October 31, 1999 the fund did not have any holdings in SBC Communications, Chevron, Union Carbide, Goodyear Tire and Sears).

WHAT CONTRIBUTED TO THE FUND'S STRONG GAINS DURING THE REPORTING PERIOD?
The fund's sterling performance can be credited to our exposure to the technology sector, the only S&P 500 industry group to post a positive return during the third quarter of 1999, when most sectors of the equity market retreated. Microsoft, Cisco Systems, America Online and Gateway have all been strong performers during the fiscal year. The fund has also benefited from its holdings in the semiconductor industry. Toward the end of the fiscal year, the semiconductor industry was the strongest-performing area within the technology sector in terms of stock price.
    Chipmakers recovered after several years in the doldrums and are expected to post a 15% increase in production this year. This increase is fueled by the proliferation of chips for communications and Internet infrastructure. As of October 31, technology holdings accounted for more than 40% of the fund's total net assets.

THE FUND'S LARGEST HOLDING IS MICROSOFT. HOW WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
After the close of the reporting period, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it is unlikely that a final decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of

                     -------------------------------------

                       TOWARD THE END OF THE FISCAL YEAR,

                       THE SEMICONDUCTOR INDUSTRY WAS THE

                      STRONGEST PERFORMING AREA WITHIN THE

                   TECHNOLOGY SECTOR IN TERMS OF STOCK PRICE.

                     -------------------------------------

GROWTH OF NET ASSETS

In millions
================================================================================
10/31/98              $ 72.9

10/31/99              $114.1
================================================================================

AIM WEINGARTEN FUND INSTITUTIONAL CLASS VS. BENCHMARK INDEXES

One-year returns, as of 10/31/99

================================================================================
Fund             39.25%
S&P 500          25.66%
Russell          25.58%
================================================================================


                              AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW


this time, Microsoft remains a large holding in the fund. We believe that the company's growth prospects remain strong, especially with the upcoming introduction of two new software products: Office 2000 and Windows 2000. In the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

DID YOU MAKE ANY CHANGES TO THE FUND'S PORTFOLIO DURING THE FISCAL YEAR?
As earnings growth narrowed in 1999, we decided to cull the fund's holdings. The number of holdings decreased to 82 from more than 120 a year ago. In keeping with AIM's earnings-momentum investment strategy, we also sold stocks with negative earnings revisions. These sales generated realized capital gains in some cases but allowed us to concentrate on the highest growth stocks. We believe that the overall effect of focusing on the best-performing stocks has been positive and should improve fund performance over the long term.
    The perception of risk surrounding Y2K may give the financial markets some troubles for the remainder of 1999 as investors decide to stay on the sidelines in terms of fund purchases. In anticipation of these events, the fund is holding slightly more cash. Normally we hold 2% to 3% in cash. On October 31, cash accounted for 6.05% of the fund's total net assets. The increase in cash was a consequence of selling stocks that had disappointed during this earnings season, and we have decided not to roll that cash into existing holdings. We believe that having an extra 3% to 4% in cash when the year turns is a prudent stance.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Shortly after the end of the fiscal year, Fed policymakers increased short-term interest rates by a quarter of a percentage point, but shifted to a neutral bias. We believe that this move may improve investor confidence in the near future since it means that the Fed is serious about heading off inflationary pressures.
    The long-term outlook for the market remains positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy remains strong, inflation is low and the country is enjoying a budget surplus. Given these reasons, we remain excited about AIM Weingarten Fund. We continue to find quality companies in the traditional growth sectors of technology, health care and consumer cyclicals. And although market sectors will always go in and out of favor, we believe that high-growth companies in the large- and mid-cap sectors will continue to fare well in the current strong business environment here and abroad.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

====================================================================================================
TOP 10 HOLDINGS                                TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
  1. Microsoft Corp.                   4.58%     1. Computers (Software & Services)           13.02%
  2. Johnson & Johnson                 3.04      2. Communications Equipment                   9.33
  3. Warner-Lambert Co.                2.91      3. Healthcare (Diversified)                   7.95
  4. Comcast Corp.                     2.88      4. Broadcasting (Television, Radio & Cable)   7.88
  5. America Online, Inc.              2.70      5. Computers (Hardware)                       6.54
  6. Home Depot, Inc. (The)            2.58      6. Electronics (Semiconductors)               5.88
  7. Tyco International Ltd.           2.50      7. Financial (Diversified)                    4.96
  8. Gateway Inc.                      2.48      8. Electrical Equipment                       4.42
  9. Outdoor Systems, Inc.             2.43      9. Retail (Building Supplies)                 4.10
 10. Cisco Systems, Inc.               2.22     10. Retail (General Merchandise)               3.01

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================


                              AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS & OTHER
EQUITY INTERESTS-94.51%
BIOTECHNOLOGY-0.32%
Amgen, Inc.(a)                         386,300   $   30,807,425
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.88%
AT&T Corp. - Liberty Media
  Group-Class A(a)                   3,300,000      130,968,750
---------------------------------------------------------------
Cablevision Systems Corp.-Class
  A(a)                                 579,700       39,165,981
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            2,000,000      160,750,000
---------------------------------------------------------------
Comcast Corp.-Class A                6,554,600      276,112,525
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                               2,330,900      105,910,269
---------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                               1,274,500       44,049,906
---------------------------------------------------------------
                                                    756,957,431
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-9.33%
General Instrument Corp.(a)          2,822,200      151,869,637
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  250,000       41,718,750
---------------------------------------------------------------
Lucent Technologies Inc.             2,500,000      160,625,000
---------------------------------------------------------------
Motorola, Inc.                       1,100,000      107,181,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,000,000      115,562,500
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,250,000      201,296,875
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      247,700       55,175,175
---------------------------------------------------------------
Tellabs, Inc.(a)                       988,000       62,491,000
---------------------------------------------------------------
                                                    895,920,187
---------------------------------------------------------------
COMPUTERS (HARDWARE)-6.54%
Apple Computer, Inc.(a)              1,000,000       80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                     3,600,000      237,825,000
---------------------------------------------------------------
International Business Machines
  Corp.                              1,000,000       98,375,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)         2,000,000      211,625,000
---------------------------------------------------------------
                                                    627,950,000
---------------------------------------------------------------
COMPUTERS (NETWORKING)-2.22%
Cisco Systems, Inc.(a)(b)            2,879,800      213,105,200
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-1.66%
EMC Corp.(a)(b)                        900,000       65,700,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,204,400       94,018,475
---------------------------------------------------------------
                                                    159,718,475
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-13.02%
America Online, Inc.(a)(b)           2,000,000      259,375,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  634,800       40,746,225
---------------------------------------------------------------
Citrix Systems, Inc.(a)              1,581,700      101,426,512
---------------------------------------------------------------
Compuware Corp.(a)(b)                  421,400       11,720,187
---------------------------------------------------------------
Intuit, Inc.(a)                      1,198,200       34,897,575
---------------------------------------------------------------
Microsoft Corp.(a)                   4,750,000      439,671,875
---------------------------------------------------------------
Oracle Corp.(a)                        248,600       11,824,037
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)
Rational Software Corp.(a)             528,600   $   22,597,650
---------------------------------------------------------------
Unisys Corp.(a)                      2,977,600       72,206,800
---------------------------------------------------------------
VERITAS Software Corp.(a)(b)         1,250,000      134,843,750
---------------------------------------------------------------
Yahoo! Inc.(a)(b)                      675,000      120,867,188
---------------------------------------------------------------
                                                  1,250,176,799
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-4.42%
General Electric Co.                 1,000,000      135,562,500
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        506,000       52,592,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Netherlands)       948,520       97,294,320
---------------------------------------------------------------
Sanmina Corp.(a)(b)                  1,023,000       92,133,938
---------------------------------------------------------------
Symbol Technologies, Inc.            1,188,000       47,223,000
---------------------------------------------------------------
                                                    424,806,133
---------------------------------------------------------------
ELECTRONICS
  (INSTRUMENTATION)-0.44%
Waters Corp.(a)                        800,000       42,500,000
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-5.88%
Analog Devices, Inc.(a)              1,300,000       69,062,500
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)       2,500,000       63,906,250
---------------------------------------------------------------
Intel Corp.(b)                         720,000       55,755,000
---------------------------------------------------------------
LSI Logic Corp.(a)                   1,250,000       66,484,375
---------------------------------------------------------------
Texas Instruments, Inc.              1,700,000      152,575,000
---------------------------------------------------------------
Xilinx, Inc.(a)                      2,000,000      157,250,000
---------------------------------------------------------------
                                                    565,033,125
---------------------------------------------------------------
ENTERTAINMENT-1.38%
Time Warner, Inc.                    1,900,000      132,406,250
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-4.96%
American Express Co.                   700,000      107,800,000
---------------------------------------------------------------
Fannie Mae                           2,263,900      160,170,925
---------------------------------------------------------------
Freddie Mac                          3,859,600      208,659,625
---------------------------------------------------------------
                                                    476,630,550
---------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-7.95%
Bristol-Myers Squibb Co.             2,500,000      192,031,250
---------------------------------------------------------------
Johnson & Johnson                    2,785,947      291,827,948
---------------------------------------------------------------
Warner-Lambert Co.                   3,500,000      279,343,750
---------------------------------------------------------------
                                                    763,202,948
---------------------------------------------------------------
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.73%
Pfizer, Inc.                         1,076,200       42,509,900
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.             1,500,000       80,906,250
---------------------------------------------------------------
Schering-Plough Corp.                2,795,700      138,387,150
---------------------------------------------------------------
                                                    261,803,300
---------------------------------------------------------------

                              AIM WEINGARTEN FUND                             35

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
SUPPLIES)-2.44%
Bausch & Lomb, Inc.                    412,200   $   22,258,800
---------------------------------------------------------------
Guidant Corp.                        4,297,100      212,169,313
---------------------------------------------------------------
                                                    234,428,113
---------------------------------------------------------------
INSURANCE (MULTI-LINE)-2.18%
American International Group,
  Inc.                               2,030,500      209,014,594
---------------------------------------------------------------
LODGING-HOTELS-2.05%
Carnival Corp.                       2,318,800      103,186,600
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.         1,762,300       93,512,044
---------------------------------------------------------------
                                                    196,698,644
---------------------------------------------------------------
MANUFACTURING (DIVERSIFIED)-2.50%
Tyco International Ltd.              6,000,000      239,625,000
---------------------------------------------------------------
NATURAL GAS-0.48%
Enron Corp.                          1,150,000       45,928,125
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-4.10%
Home Depot, Inc. (The)               3,275,000      247,262,500
---------------------------------------------------------------
Lowe's Companies, Inc.               2,660,000      146,300,000
---------------------------------------------------------------
                                                    393,562,500
---------------------------------------------------------------
RETAIL (COMPUTERS &
  ELECTRONICS)-2.51%
Best Buy Co., Inc.(a)                1,340,000       74,453,750
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                              1,700,000       72,568,750
---------------------------------------------------------------
Tandy Corp.                          1,500,000       94,406,250
---------------------------------------------------------------
                                                    241,428,750
---------------------------------------------------------------
RETAIL (DISCOUNTERS)-0.15%
Dollar Tree Stores, Inc.(a)            324,600       14,140,388
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-0.42%
Kroger Co. (The)(a)                  1,950,000       40,584,375
---------------------------------------------------------------
RETAIL (GENERAL
  MERCHANDISE)-3.01%
Costco Wholesale Corp.(a)              700,000       56,218,750
---------------------------------------------------------------
Dayton Hudson Corp.                  1,405,300       90,817,513
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL MERCHANDISE)-(CONTINUED)
Wal-Mart Stores, Inc.                2,500,000   $  141,718,750
---------------------------------------------------------------
                                                    288,755,013
---------------------------------------------------------------
RETAIL (SPECIALTY)-0.38%
Tiffany & Co.                          609,000       36,235,500
---------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-0.65%
Gap, Inc. (The)                        670,000       24,873,750
---------------------------------------------------------------
Intimate Brands, Inc.(c)               909,100       37,273,100
---------------------------------------------------------------
                                                     62,146,850
---------------------------------------------------------------
SERVICES
  (ADVERTISING/MARKETING)-2.43%
Outdoor Systems, Inc.(a)             5,500,000      233,062,500
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-0.94%
Concord EFS, Inc.(a)                   323,700        8,760,131
---------------------------------------------------------------
First Data Corp.                     1,440,000       65,790,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        477,175       15,269,600
---------------------------------------------------------------
                                                     89,819,731
---------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.54%
Nextel Communications, Inc.-Class
  A(a)                               1,300,000      112,043,750
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      672,900       35,579,588
---------------------------------------------------------------
                                                    147,623,338
---------------------------------------------------------------
    Total Domestic Common Stocks
      & Other Equity Interests
      (Cost $5,900,438,167)                       9,074,071,244
---------------------------------------------------------------
MONEY MARKET FUNDS-6.05%
STIC Liquid Assets Portfolio(d)    290,412,117      290,412,117
---------------------------------------------------------------
STIC Prime Portfolio(d)            290,412,117      290,412,117
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $580,824,234)                           580,824,234
---------------------------------------------------------------
TOTAL INVESTMENTS-100.56%                         9,654,895,478
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.56%)                                    (54,205,007)
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,600,690,471
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/99 represented 0.39% of the Fund's net assets.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

36                           AIM WEINGARTEN FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments, at market value (cost
  $6,481,262,401)                         $9,654,895,478
--------------------------------------------------------
Receivables for:
  Investments sold                           292,802,227
--------------------------------------------------------
  Capital stock sold                           9,059,459
--------------------------------------------------------
  Dividends and interest                       3,724,856
--------------------------------------------------------
Investment for deferred compensation
  plan                                           132,089
--------------------------------------------------------
Other assets                                     170,438
--------------------------------------------------------
    Total assets                           9,960,784,547
--------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                      200,543,565
--------------------------------------------------------
  Capital stock reacquired                    11,182,096
--------------------------------------------------------
  Deferred compensation                          132,089
--------------------------------------------------------
  Options written (premiums received
    $116,996,621)                            137,381,137
--------------------------------------------------------
Accrued advisory fees                          4,560,939
--------------------------------------------------------
Accrued administrative services fees              33,365
--------------------------------------------------------
Accrued directors' fees                            3,745
--------------------------------------------------------
Accrued distribution fees                      4,061,117
--------------------------------------------------------
Accrued transfer agent fees                    1,100,647
--------------------------------------------------------
Accrued operating expenses                     1,095,376
--------------------------------------------------------
    Total liabilities                        360,094,076
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $9,600,690,471
========================================================
NET ASSETS:
Class A                                   $8,089,739,193
========================================================
Class B                                   $1,291,455,555
========================================================
Class C                                   $  105,419,980
========================================================
Institutional Class                       $  114,075,743
========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                285,748,483
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 47,327,507
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  3,860,919
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,938,787
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        28.31
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $28.31 / 94.50%)                 $        29.96
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        27.29
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        27.30
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        28.96
========================================================

See Notes to Financial Statements.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Dividends (net of $491,673 foreign
  withholding tax)                          $   35,922,859
----------------------------------------------------------
Interest                                        20,631,177
----------------------------------------------------------
    Total investment income                     56,554,036
----------------------------------------------------------

EXPENSES:
Advisory fees                                   54,999,214
----------------------------------------------------------
Administrative services fees                       281,500
----------------------------------------------------------
Custodian fees                                     560,875
----------------------------------------------------------
Directors' fees                                     63,384
----------------------------------------------------------
Distribution fees-Class A                       22,561,363
----------------------------------------------------------
Distribution fees-Class B                       10,382,904
----------------------------------------------------------
Distribution fees-Class C                          593,913
----------------------------------------------------------
Transfer agent fees-Class A                      8,377,262
----------------------------------------------------------
Transfer agent fees-Class B                      2,106,122
----------------------------------------------------------
Transfer agent fees-Class C                        144,793
----------------------------------------------------------
Transfer agent fees-Institutional Class             11,831
----------------------------------------------------------
Other                                            2,155,285
----------------------------------------------------------
    Total expenses                             102,238,446
----------------------------------------------------------
Less: Fees waived by advisor                    (4,288,405)
----------------------------------------------------------
    Expenses paid indirectly                      (164,622)
----------------------------------------------------------
    Net expenses                                97,785,419
----------------------------------------------------------
Net investment income (loss)                   (41,231,383)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:
Net realized gain (loss) from:
  Investment securities                      1,362,280,575
----------------------------------------------------------
  Foreign currencies                            (5,296,267)
----------------------------------------------------------
  Futures contracts                             10,089,965
----------------------------------------------------------
  Option contracts purchased                    (4,655,890)
----------------------------------------------------------
  Option contracts written                    (109,805,107)
----------------------------------------------------------
                                             1,252,613,276
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      1,465,393,764
----------------------------------------------------------
  Foreign currencies                                25,402
----------------------------------------------------------
  Futures contracts                             (6,756,866)
----------------------------------------------------------
  Option contracts purchased                    (3,182,585)
----------------------------------------------------------
  Option contracts written                     (27,511,086)
----------------------------------------------------------
                                             1,427,968,629
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                2,680,581,905
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,639,350,522
==========================================================

                              AIM WEINGARTEN FUND                             37

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $  (41,231,383)   $       89,216
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                   1,252,613,276       514,276,104
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                  1,427,968,629       255,708,695
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    2,639,350,522       770,074,015
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (3,691,627)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (343,112)               --
----------------------------------------------------------------------------------------------
Distribution in excess of net investment income:
  Class A                                                           (377,640)
----------------------------------------------------------------------------------------------
  Institutional Class                                                 (5,008)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (404,965,108)     (864,947,763)
----------------------------------------------------------------------------------------------
  Class B                                                        (49,731,739)      (76,736,323)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,700,816)         (626,936)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (4,837,664)       (9,231,714)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         95,538,920       442,079,076
----------------------------------------------------------------------------------------------
  Class B                                                        347,953,526       240,674,117
----------------------------------------------------------------------------------------------
  Class C                                                         70,937,422        21,194,188
----------------------------------------------------------------------------------------------
  Institutional Class                                             16,644,022        12,302,794
----------------------------------------------------------------------------------------------
       Net increase in net assets                              2,704,771,698       534,781,454
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          6,895,918,773     6,361,137,319
----------------------------------------------------------------------------------------------
  End of period                                               $9,600,690,471    $6,895,918,773
==============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $5,279,351,381    $4,682,377,491
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (317,554)        4,034,739
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                  1,168,419,727       484,238,255
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   3,153,236,917     1,725,268,288
----------------------------------------------------------------------------------------------
                                                              $9,600,690,471    $6,895,918,773
==============================================================================================

See Notes to Financial Statements.
 38                           AIM WEINGARTEN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital primarily by investing in common stocks of seasoned and better-capitalized companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $41,296,477, undistributed net realized gains decreased by $107,196,477 and paid-in capital increased by $65,900,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a

                              AIM WEINGARTEN FUND                             39
   foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has contractually agreed to waive a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $4,288,405. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $281,500 for such services.

 40                           AIM WEINGARTEN FUND

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $5,776,859 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $22,561,363, $10,382,904 and $593,913, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,209,013 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $156,642 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $20,003 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $102,746 and $61,876, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $164,622 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $10,278,536,302 and $10,386,655,927, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $3,184,683,541
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (14,585,229)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,170,098,312
==========================================================
Cost of investments for tax purposes is $6,484,797,166.

                              AIM WEINGARTEN FUND                             41

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   -------------
Beginning of period                                             76,233    $  44,508,416
---------------------------------------------------------------------------------------
Written                                                        341,015      393,780,650
---------------------------------------------------------------------------------------
Closed                                                        (271,232)    (293,502,772)
---------------------------------------------------------------------------------------
Exercised                                                      (46,212)      (3,522,927)
---------------------------------------------------------------------------------------
Expired                                                         (7,902)     (24,266,746)
---------------------------------------------------------------------------------------
End of period                                                   91,902    $ 116,996,621
=======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                        CONTRACT   STRIKE   NUMBER OF     PREMIUMS         1999        APPRECIATION
                ISSUE                    MONTH     PRICE    CONTRACTS     RECEIVED     MARKET VALUE   (DEPRECIATION)
--------------------------------------  --------   ------   ---------   ------------   ------------   --------------
America Online, Inc.                     Apr-00     $120     20,000     $ 44,712,107   $51,500,000     $ (6,787,893)
--------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                      Jan-00       70     28,798       22,892,140    24,118,325       (1,226,185)
--------------------------------------------------------------------------------------------------------------------
Compuware Corp.                          Jan-00       30      4,214        1,409,536     1,211,525          198,011
--------------------------------------------------------------------------------------------------------------------
EMC Corp.                                Apr-00       70      9,000        8,164,527    11,306,250       (3,141,723)
--------------------------------------------------------------------------------------------------------------------
Intel Corp.                              Apr-00       75      7,200        6,278,190     7,875,000       (1,596,810)
--------------------------------------------------------------------------------------------------------------------
Sanmina Corp.                            Jan-00       85      6,230        5,665,996     7,281,312       (1,615,316)
--------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                   Apr-00       90      5,609        7,835,511    13,636,881       (5,801,370)
--------------------------------------------------------------------------------------------------------------------
VERITAS Software Corp.                   Dec-99       95      7,530        6,471,819    13,083,375       (6,611,556)
--------------------------------------------------------------------------------------------------------------------
Yahoo! Inc.                              Jan-00      175      3,321       13,566,795     7,368,469        6,198,326
--------------------------------------------------------------------------------------------------------------------
                                                             91,902     $116,996,621   137,381,137      (20,384,516)
====================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                    1999                            1998
                                                        -----------------------------   -----------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                        -----------   ---------------   -----------   ---------------
Sold:
  Class A                                                38,697,927   $   994,480,979    62,788,326   $ 1,368,867,407
---------------------------------------------------------------------------------------------------------------------
  Class B                                                17,982,789       456,125,945    12,056,594       257,385,548
---------------------------------------------------------------------------------------------------------------------
  Class C                                                 3,622,407        92,753,207     1,204,025        25,772,311
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       826,477        21,885,030       593,328        13,533,791
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                16,540,521       383,078,048    41,795,514       813,441,370
---------------------------------------------------------------------------------------------------------------------
  Class B                                                 2,102,927        47,274,883     3,831,332        73,061,374
---------------------------------------------------------------------------------------------------------------------
  Class C                                                    71,213         1,602,275        31,251           600,022
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       217,868         5,146,039       456,144         9,035,386
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                               (50,133,647)   (1,282,020,107)  (79,734,776)   (1,740,229,701)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                (6,174,366)     (155,447,302)   (4,228,997)      (89,772,805)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                  (926,007)      (23,418,060)     (246,074)       (5,178,145)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (391,478)      (10,387,047)     (458,838)      (10,266,383)
---------------------------------------------------------------------------------------------------------------------
                                                         22,436,631   $   531,073,890    38,087,829   $   716,250,175
=====================================================================================================================

 42                           AIM WEINGARTEN FUND

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1999.

                                    1999        1998        1997        1996        1995
                                  --------     -------    --------    --------    --------
Net asset value, beginning of
period                            $  22.18     $ 23.05    $  20.46    $  20.48    $  17.94
--------------------------------  --------     -------    --------    --------    --------
Income from investment
  operations:
  Net investment income               0.02        0.10        0.08        0.17        0.10
--------------------------------  --------     -------    --------    --------    --------
  Net gains on securities (both
    realized and unrealized)          8.32        2.43        4.90        2.52        4.35
--------------------------------  --------     -------    --------    --------    --------
    Total from investment
     operations                       8.34        2.53        4.98        2.69        4.45
--------------------------------  --------     -------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                           (0.10)         --       (0.15)         --       (0.13)
--------------------------------  --------     -------    --------    --------    --------
  Distributions from net
    realized gains                   (1.46)      (3.40)      (2.24)      (2.71)      (1.78)
--------------------------------  --------     -------    --------    --------    --------
    Total distributions              (1.56)      (3.40)      (2.39)      (2.71)      (1.91)
--------------------------------  --------     -------    --------    --------    --------
Net asset value, end of period    $  28.96     $ 22.18    $  23.05    $  20.46    $  20.48
================================  ========     =======    ========    ========    ========
Total return                         39.20%      12.79%      27.37%      15.34%      28.69%
================================  ========     =======    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $114,076     $72,884    $ 62,124    $ 60,483    $ 54,332
================================  ========     =======    ========    ========    ========
Ratio of expenses to average net
  assets(a)                           0.63%(b)    0.62%       0.64%       0.65%       0.70%
================================  ========     =======    ========    ========    ========
Ratio of net investment income
  to average net assets(c)            0.02%(b)    0.49%       0.50%       0.80%       0.45%
================================  ========     =======    ========    ========    ========
Portfolio turnover rate                124%        125%        128%        159%        139%
================================  ========     =======    ========    ========    ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.68%, 0.67%, 0.68%, 0.68% and 0.72% for 1998-1995.

(b) Ratios are based on average net assets of $99,738,345.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.03)%, 0.44%, 0.46%, 0.77% and 0.43% for 1998-1995.

                                       43
                              AIM WEINGARTEN FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

 44                           AIM WEINGARTEN FUND

BOARD OF DIRECTORS

Charles T. Bauer
Chairman
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Director
Cortland Trust Inc.

Edward K. Dunn Jr.
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer
Texana Global, Inc.;
Formerly Member
of the U.S. House of Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Robert H. Graham
President and Chief Executive Officer
A I M Management Group Inc.

Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors, Metropolitan Transportation Authority of
New York State

Lewis F. Pennock
Attorney

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership
OFFICERS

Charles T. Bauer
Chairman

Robert H. Graham
President

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Edgar M. Larsen
Senior Vice President

Dana R. Sutton
Vice President and Treasurer

Melville B. Cox
Vice President

Mary J. Benson
Assistant Vice President
and Assistant Treasurer

Sheri Morris
Assistant Vice President
and Assistant Treasurer

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Stephen I. Winer
Assistant Secretary
OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

SUB-ADVISOR

A I M Capital Management, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE DIRECTORS

Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

Fund Management Company
11 Greenway Plaza
Suite 100
Houston, TX 77002

AUDITORS

KPMG LLP
700 Louisiana
Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Weingarten Fund Institutional Class paid ordinary dividends in the amount of $0.1041 per share during the Fund's tax year ended October 31, 1999. Of this amount 12.47% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $527,231,000 during the Fund's tax year ended October 31, 1999.

                              AIM WEINGARTEN FUND